UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 21, 2010
Date of Report (Date of earliest event reported)

DENARII RESOURCES INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53389	98-0491567
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

711 S. Carson Street, Ste # 4 Carson City, Nevada	89701
(Address of principal executive offices)	(Zip Code)

949-335-5159
Registrant’s telephone number, including area code

n/a
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
___________

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Consulting Agreements

Effective October 1, 2010 and November 1, 2010, Denarii Resources Inc., a Nevada corporation (the “Company”) entered into certain consulting agreements with certain consultants as described below:

•
Six-month consulting agreement dated October 1, 2010 (the “LV Media Group Consulting Agreement”) between the Company and LV Media Group LLC (“LV Media Group), pursuant to which LV Media Group will provide certain consulting services to the Company including, but not limited to, news releases, corporate positioning, corporate website, e-newsletter strategy, and corporate information circular; (ii) LV Media Group shall be entitled to monthly compensation in the amount of $5,000.00 representing aggregate compensation of $30,000.00; and (iii) the Company shall issue to LV Media an aggregate of 3,000,000 shares of its restricted common stock at $0.01 per share as payment for the aggregate amount of $30,000.00 due and owing;

•
Eight-month consulting agreement dated October 1, 2010 (the “Murphy Consulting Agreement”) between the Company and Paul Murphy (“Murphy”), pursuant to which Murphy will provide certain consulting services to the Company including, but not limited to, contact with precious metal assets for acquisition in North America; (ii) Murphy shall be entitled to monthly compensation of $10,000.00 representing aggregate compensation of $80,000.00; and (iii) the Company shall issue to Murphy an aggregate of 4,000,000 shares of its restricted common stock at $0.02 per share as payment for the aggregate amount of $80,000.00 due and owing;

•
Twelve-month consulting agreement dated November 1, 2010 (the “Serrano Consulting Agreement”) between the Company and Ariel Serrano (“Serrano”), pursuant to which Serrano will provide certain consulting services to the Company including, but not limited to, contact with precious metal assets for acquisition in North American; (ii) Serrano shall be entitled to monthly compensation of $3,333.33 representing aggregate compensation of $40,000.00; and (iii) the Company shall issue to Serrano an aggregate of 2,000,000 shares of its restricted common stock at $0.02 per share as payment for the aggregate amount of $40,000.00 due and owing;

•
Five-year consulting agreement dated October 1, 2010 (the “Jackson Consulting Agreement”) between the Company and Dr. Stewart Jackson (“Jackson”), pursuant to which Jackson, as the chief executive officer and a member of the Board of Directors, will provide certain consulting services to the Company including, but not limited to, contact with precious metal assets for acquisition in North America; (ii) Jackson shall be entitled to monthly compensation of $2,000.00 representing aggregate compensation of $120,000.00; and (iii) the compensation may be paid by cash or issuance of shares of common stock priced at the ten-day average each month;

•
Twelve-month consulting agreement dated October 1, 2010 (the “Figueiredo Consulting Agreement”) between the Company and David Figueiredo (“Figueiredo”), pursuant to which Figueiredo will provide certain consulting services to the Company including, but not limited to, news releases, corporate positioning, corporate website, e-newsletter strategy, and corporate information circular; (ii) Figueiredo shall be entitled to an initial retainer of $20,000.00; (iii) Figueiredo shall be further entitled to monthly compensation of $4,000.00; and (iv) the Company shall issue to Figueiredo an aggregate of 666,666 shares of its restricted common stock at $0.03 per share as payment for the initial retainer of $20,000.00;

•
Twelve-month consulting agreement dated October 1, 2010 (the “Claus Consulting Agreement”) between the Company and Steve Claus (“Claus”), pursuant to which Claus will provide certain consulting services to the Company including, but not limited to, news releases, corporate positioning, corporate website, e-newsletter strategy, and corporate information circular; (ii) Clause shall be entitled to an initial retainer of $10,000.00; (iii) Claus shall be further entitled to monthly compensation of $2,000.00; and (iv) the Company shall issue to Claus an aggregate of 333,333 shares of its restricted common stock at $0.03 per share as payment for the initial retainer of $10,000.00;

SECTION 3. SECURITIES AND TRADING MATTERS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Effective October 1, 2010 and November 1, 2010, the Company entered into the various consulting agreements. Therefore, the Board of Directors authorized the issuance of an aggregate of 9,999,999 shares of its restricted common stock to the consultants at either a per share price of $0.02 per share of $0.03 per share. The  aggregate 9,999,999 shares of common stock were issued to either United States residents or non-United States residents in reliance on Sectin 4(2) or Regulation S promulgated under the United States Securities Act of 1933, as amended (the “Securities Act”). The shares of common stock have not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. The consultants acknowledged that the securities to be issued have not been registered under the Securities Act, that they understood the economic risk of an investment in the securities, and that they had the opportunity to ask questions of and receive answers from the Company’s management concerning any and all matters related to acquisition of the securities. The shares were issued as follows:

•	Issuance of 3,000,000 shares of restricted common stock to LV Media effective as of October 1, 2010.
•	Issuance of 4,000,000 shares of restricted common stock to Murphy effective as of October 1, 2010.
•	Issuance of 2,000,000 shares of restricted common stock to Serrano effective as of November 1, 2010.
•	Issuance of 333,333 shares of restricted common stock to Claus effective as of October 1, 2010 as compensation for the retainer.
•	Issuance of 666,666 shares of restricted common stock to Figueiredo effective as of October 1, 2010 as compensation for the retainer.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

10.1  Consulting Agreement dated October 1, 2010 between Denarri Resources Inc. and LV Media Group.

10.2  Consulting Agreement dated October 1, 2010 between Denarri Resources Inc. and Paul Murphy.

10.3  Consulting Agreement dated November 1, 2010 between Denarri Resources Inc. and Ariel Serrano.

10.4  Consulting Agreement dated Ocotber 1, 2010 between Denarri Resources Inc. and Steve Claus.

10.5  Consulting Agreement dated October 1, 2010 between Denarri Resources Inc. and David Figueiredo.

10.6  Consulting Agreement dated October 1, 2010 between Denarii Resources Inc. and Stewart Jackson.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENARII RESOURCES INC.

DATE: March 21, 2011	By:	/s/ Dr. Stewart Jackson
Name: Dr. Stewart Jackson
Title: President/Chief Executive Officer